UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2008

Swank, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 1-5354

Delaware (State or other jurisdiction of incorporation or organization)	04-1886990 (IRS Employer Identification Number)

90 Park Avenue New York, NY (Address of principal executive offices)	10016 (Zip code)

(212) 867-2600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2008, the Board of Directors of Swank, Inc. (the “Company”) granted stock options to purchase shares of the Company’s common stock, $.10 par value per share (“Common Stock”), as follows: (a) to John Tulin, our Chairman and Chief Executive Officer, an option to purchase 65,000 shares, (b) to James Tulin, a Senior Vice President of the Company, an option to purchase 50,000 shares, Eric P. Luft, our President, an option to purchase 50,000 shares, Melvin Goldfeder, a Senior Vice President of the Company, an option to purchase 50,000 shares, and Jerold R. Kassner, our Executive Vice President and Chief Financial Officer, an option to purchase 50,000 shares. Each option has a five-year term, and will become exercisable as to twenty-five percent (25%) of the shares of Common Stock subject to the option on February 28, 2009 (which is the first anniversary of the grant date) and as to an additional twenty-five percent (25%) on the next three anniversaries of the grant date, although if a change of control of the Company occurs (as defined in the respective incentive stock option contracts), the option will become immediately exercisable as to all of the shares subject to the option. The exercise price per share of Common Stock subject to the options are (i) as to John Tulin and James Tulin, $5.56, which is 110% of the closing sales price per share of Common Stock on February 28, 2008, and (ii) as to Messrs. Luft, Goldfeder and Kassner, $5.05, which is 100% of the closing sales price per share of Common Stock on February 28, 2008. The forms of incentive stock option contracts for each of the foregoing individuals are attached to this Form 8-K as Exhibits 99.1-99.5, inclusive, and the description above of the terms of the options is qualified in its entirety by reference to those exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Incentive Stock Option Contract dated February 28, 2008 between the Company and John Tulin.

99.2	Incentive Stock Option Contract dated February 28, 2008 between the Company and James Tulin.

99.3	Incentive Stock Option Contract dated February 28, 2008 between the Company and Eric P. Luft.

99.4	Incentive Stock Option Contract dated February 28, 2008 between the Company and Melvin Goldfeder.

99.5	Incentive Stock Option Contract dated February 28, 2008 between the Company and Jerold R. Kassner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2008	SWANK, INC.

	By:	/s/ Jerold R. Kassner
Jerold R. Kassner, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Incentive Stock Option Contract dated February 28, 2008 between the Company and John Tulin.

99.2	Incentive Stock Option Contract dated February 28, 2008 between the Company and James Tulin.

99.3	Incentive Stock Option Contract dated February 28, 2008 between the Company and Eric P. Luft.

99.4	Incentive Stock Option Contract dated February 28, 2008 between the Company and Melvin Goldfeder.

99.5	Incentive Stock Option Contract dated February 28, 2008 between the Company and Jerold R. Kassner.